UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 1, 2006


                              HOLLYWOOD MEDIA CORP.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                     1-14332                    65-0385686
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


 2255 GLADES ROAD, SUITE 221A, BOCA RATON, FLORIDA                 33431
--------------------------------------------------------------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                   (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (561) 998-8000

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information required by this item is included in Item 3.03 and is incorporated herein by reference.

ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Amendment to Shareholder Rights Agreement.
------------------------------------------

On September 1, 2006, Hollywood Media Corp. ("Hollywood Media") entered into Amendment No. 2 to its Amended and Restated Rights Agreement, dated as of August 23, 1996, as amended by Amendment No. 1, dated as of December 9, 2002 (the "Rights Agreement"), between Hollywood Media and American Stock Transfer & Trust Company, as Rights Agent. Amendment No. 2 to the Rights Agreement (the "Amendment") amends the Rights Agreement by extending the Final Expiration Date (as defined in the Rights Agreement) from September 4, 2006 to September 4, 2011. The Amendment adjusts the Exercise Price of Rights (as such terms are defined in the Rights Agreement) from $100.00 to $15.00 for each one one-thousandth (1/1,000) of a share of Hollywood Media's Series E Junior Preferred Stock, which Rights and Exercise Price are subject to certain triggering events and adjustment terms as provided in the Rights Agreement. The Amendment also amends Paragraph (a) of Section 13 of the Rights Agreement to delete all references therein to "(other than an Exempt Person)". The Amendment further amends the Rights Agreement to provide that the Board of Directors may at its option redeem all of the then outstanding Rights at any time prior to the close of business on the earlier of (i) the Stock Acquisition Date (as defined in the Rights Plan) or (ii) the Final Expiration Date. Conforming changes were made to the form of Right Certificate included in the Rights Agreement.

The foregoing description of the Amendment is only a summary and is qualified by reference to the full text of the Amendment, which Amendment is filed as exhibit
4.1 to this current report on Form 8-K and incorporated herein by reference.

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
               FISCAL YEAR

Amended and Restated Bylaws.
----------------------------

On September 1, 2006, the Board of Directors of Hollywood Media approved an amendment and restatement of the Company's bylaws (the "Bylaws," and as amended and restated, the "Amended Bylaws"). The Amended Bylaws add Sections 16 and 17 to Article Two of the Bylaws to establish advance notice requirements for shareholder proposals and director nominations, respectively.

The foregoing description of the Amended Bylaws is only a summary and is qualified by reference to the full text of the Amended Bylaws, which Amended Bylaws are filed as exhibit 3.1 to this current report on Form 8-K and incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

 (d)     Exhibits.

The following exhibits are included with this Form 8-K.

Exhibit                                 Description


3.1 Amended and Restated Bylaws of Hollywood Media Corp., dated as of September 1, 2006

4.1 Amendment No. 2, dated as of September 1, 2006, to the Amended and Restated Rights Agreement dated as of August 23, 1996, as amended December 9, 2002, between Hollywood Media Corp. and American Stock Transfer & Trust Company

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HOLLYWOOD MEDIA CORP.


                                               By:  /s/ Mitchell Rubenstein
                                                   -----------------------------
                                               Name:   Mitchell Rubenstein
                                               Title:  Chief Executive Officer

Dated: September 5, 2006

                                  EXHIBIT INDEX

Exhibit                               Description

3.1 Amended and Restated Bylaws of Hollywood Media Corp., dated as of September 1, 2006

4.1 Amendment No. 2, dated as of September 1, 2006, to the Amended and Restated Rights Agreement, dated as of August 23, 1996, as amended December 9, 2002, between Hollywood Media Corp. and American Stock Transfer & Trust Company